Exhibit 10.28

BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, on this 21st day of July, 2004, pursuant to the terms of that certain Asset Purchase Agreement dated as of July 21, 2004 (the “Asset Purchase Agreement”) by and between Elan Pharmaceuticals, Inc., a Delaware corporation (“Seller”), and Acorda Therapeutics, Inc., a Delaware corporation (“Buyer”), this Bill of Sale and Assignment and Assumption Agreement (this “Bill of Sale”) is being executed and delivered by Seller and Buyer.  The execution and delivery of this Bill of Sale is a closing delivery requirement pursuant to Section 5.02(a)(i) of the Asset Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Asset Purchase Agreement.

2.             Subject to the terms and conditions of the Asset Purchase Agreement and the other Related Agreements, Seller hereby sells, assigns, transfers and conveys to Buyer, and Buyer hereby purchases, acquires and accepts from Seller, all of Seller’s right, title and interest in and to the Purchased Assets, free and clear of any Encumbrances other than Permitted Encumbrances.

3.             From time to time after the date hereof, Seller will execute and deliver to Buyer such instruments of sale, assignment, transfer, conveyance, and delivery, and such consents, assurances, and other instruments as may be reasonably requested by Buyer or its counsel in order to vest in the Buyer all right, title and interest of Seller in and to such Purchased Assets and otherwise in order to carry out the purpose and intent of this Bill of Sale.

4.             Subject to the terms and conditions of the Asset Purchase Agreement and the other Related Agreements, Seller hereby assigns and Buyer hereby accepts and assumes and agrees to satisfy, perform, pay, honor and discharge when due, all of the Assumed Liabilities.

5.             Notwithstanding any other provisions of this Bill of Sale to the contrary, nothing contained in this Bill of Sale shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general, any of the rights and remedies, or any of the obligations and indemnifications of Seller or Buyer set forth in the Asset Purchase Agreement and the other Related Agreements.  This Bill of Sale is intended only to effect the transfer of certain property transferred pursuant to the Asset Purchase Agreement and the other Related Agreements and shall be governed entirely in accordance with the terms and conditions of the Asset Purchase Agreement and the other Related Agreements.  Nothing contained in this Bill of Sale is intended to provide any right or remedy to any person or entity, other than Seller and Buyer.

6.             This Bill of Sale shall in all respects be construed in accordance with and governed by the laws of the State of New York without giving effect to its conflicts-of-laws principles.

7.             This Bill of Sale may be executed by the parties hereto in separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all such counterparts and facsimiles shall together constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be executed and delivered as of the date and year first above written.

ELAN PHARMACEUTICALS, INC.

By:	/s/ Jack Laflin
Name:	Jack Laflin
Title:	Executive Vice President,
Global Core Services

ACORDA THERAPEUTICS, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO BILL OF SALE]

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be executed and delivered as of the date and year first above written.

ELAN PHARMACEUTICALS, INC.

By:
Name:
Title:

ACORDA THERAPEUTICS, INC.

By:	/s/ Ron Cohen
Name:	Ron Cohen
Title:	President and CEO

[SIGNATURE PAGE TO BILL OF SALE]